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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 19, 2003

                              Twinlab Corporation

               (Exact Name of Registrant as Specified in Charter)



            Delaware                    0-21003                  11-3317986
            --------                    -------                  ----------

(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                          150 Motor Parkway, Suite 210
                           Hauppauge, New York 11788

                    (Address of Principal Executive Offices)

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                                 (631) 467-3140

              (Registrant's telephone number, including area code)

                              --------------------



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ITEM 3.  Bankruptcy or Receivership.

     On December 23, 2003, Twinlab Corporation, Twin Laboratories Inc. and Twin Laboratories (UK) Ltd. (collectively the "Companies") announced that they completed the sale of substantially all of the assets of the Companies on December 19, 2003 to IdeaSphere, Inc. of Grand Rapids, Michigan.

     A copy of the press release announcing the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits
            99.1  Press release dated December 23, 2003.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2003                      TWINLAB CORPORATION
                                              (registrant)


                                              By: /s/ Denis O'Connor
                                                  -------------------------
                                              Name: Denis O'Connor
                                              Its: Vice President




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                                 EXHIBIT INDEX


Exhibit No.                     Description
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99.1                            Press release dated December 23, 2003.








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